Sub-Item 77Q1

The Investment Advisory Contract between the Registrant and Ruane, Cunniff & Goldfarb Inc., dated April 17, 2017, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 72 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the Securities and Exchange Commission on April 28, 2017.